                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 11, 2008

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

         MICHIGAN                          0-452                  38-1093240
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

          1136 OAK VALLEY DRIVE
           ANN ARBOR, MICHIGAN                                           48108
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (734) 585-9500

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 11, 2008, we reached an agreement with Herrick Foundation that was incorporated into an order of the Circuit Court for the County of Lenawee, Michigan in connection with a lawsuit commenced in that court by Herrick Foundation in June, 2008. Herrick Foundation holds 25.0% of our outstanding Class B (voting) stock and 6.9% of our total outstanding stock of both classes. Kent B. Herrick, a member of our board of directors, is a director of Herrick Foundation. The other directors are his father, Todd W. Herrick, and their lawyer, Michael A. Indenbaum. The material terms and conditions of the agreement are:

     - We will hold a special meeting of shareholders on November 21, 2008. The record date will be October 17, 2008.

     -    The meeting's purposes will be:

          - to consider Herrick Foundation's proposal to remove Dr. Peter Banks and Mr. David Risley from our board of directors;

          - if shareholders approve the removal proposal, to elect new directors to fill the vacancies; and

          - to consider any other matters our board of directors proposes in accordance with our bylaws.

     - Prior to October 22, 2008, Herrick Foundation must deliver to us the information required under SEC rules about its nominees.

     - We will provide Herrick Foundation with shareholder lists and specified related materials.

     - Corporate Election Services will be inspector of election for the meeting.

     For the complete terms of the agreement, please refer to the copy of the order filed as Exhibit 10.1 to this report.

     WE PLAN TO SOLICIT PROXIES FOR THE SPECIAL MEETING. BEFORE SOLICITING PROXIES, WE WILL PROVIDE SHAREHOLDERS WITH A PROXY STATEMENT, WHICH WE WILL ALSO FILE WITH THE SEC. WE ADVISE SHAREHOLDERS TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN FREE COPIES OF THE PROXY STATEMENT (WHEN IT IS AVAILABLE) AND OTHER DOCUMENTS WE FILE WITH THE SEC AT THE SEC'S WEBSITE AT WWW.SEC.GOV. THEY MAY ALSO ACCESS A COPY OF OUR PROXY STATEMENT WHEN IT IS AVAILABLE BY ACCESSING WWW.TECUMSEH.COM. IN ADDITION, SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT WHEN IT IS AVAILABLE BY CONTACTING GEORGESON INC. TOLL FREE AT (866) 203-1198 (BANKS AND BROKERS CALL (212) 440-9800).

     TECUMSEH PRODUCTS COMPANY, OUR DIRECTORS, AND SOME OF OUR EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING. INFORMATION ABOUT OUR DIRECTORS AND EXECUTIVE OFFICERS IS SET FORTH IN THE PROXY STATEMENT FOR OUR 2008 ANNUAL MEETING OF SHAREHOLDERS, AS FILED WITH THE SEC ON APRIL 2, 2008. INFORMATION ABOUT THE PARTICIPANTS' DIRECT OR INDIRECT INTERESTS IN THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING WILL ALSO BE CONTAINED IN THE PROXY STATEMENT REFERRED TO ABOVE.

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     THIS REPORT DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES FOR SALE.

ITEM 8.01 OTHER EVENTS.

     On August 13, 2008, we issued a press release about the agreement described above and related matters. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed with this report:

Exhibit No.   Description
-----------   -----------
    10.1      Order Regarding a Special Meeting of Shareholders entered by the
              Circuit Court for the County of Lenawee, Michigan on August 11,
              2008
    99.1      Press release issued August 13, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: August 13, 2008                   By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer


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

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
    10.1      Order Regarding a Special Meeting of Shareholders entered by the
              Circuit Court for the County of Lenawee, Michigan on August 11,
              2008
    99.1      Press release issued August 13, 2008


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